UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2016

ISLE OF CAPRI CASINOS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-20538	41-1659606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

600 Emerson Road, Suite 300, St. Louis, Missouri (Address of principal executive offices)	63141 (Zip Code)

(314) 813-9200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.245)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On October 13, 2016, Isle of Capri Casinos, Inc. (the “Company”), and its wholly-owned subsidiary, Isle of Capri Marquette, Inc. (“IOC — Marquette”), entered into a stock purchase agreement (the “Agreement”) with CQ Holding Company, Inc. (“Buyer”), a Delaware corporation, pursuant to which Buyer has agreed to purchase all of the outstanding capital stock of IOC — Marquette.

Upon the signing of the Agreement, Buyer paid to the Company a deposit of $2 million.  If the proposed transaction is completed, Buyer will pay to the Company an aggregate purchase price of approximately $40 million (inclusive of the deposit), subject to a customary purchase price adjustment.

The proposed transaction is expected to close in early fiscal 2018, and is subject to regulatory approvals, including obtaining certain gaming approvals, and other customary closing conditions. The Agreement contains customary representations, warranties and indemnities for a transaction of this nature.

The descriptions and provisions of the Agreement set forth above are summaries only and are not necessarily complete.  A copy of the Agreement is attached as Exhibit 2.1.

Forward-Looking Statement

This Current Report on Form 8-K contains forward-looking statements, which are subject to change. These forward-looking statements may be significantly impacted, either positively or negatively by various factors, including without limitation, licensing, and other regulatory approvals, financing sources, development and construction activities, costs and delays, weather, permits, competition and business conditions in the gaming industry. The forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements herein.

Additional information concerning potential factors that could affect the Company’s financial condition, results of operations and expansion projects, is included in the filings of the Company with the Securities and Exchange Commission, including, but not limited to, its Form 10-K for the most recently ended fiscal year.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated October 13, 2016, by and among CQ Holding Company, Inc., Isle of Capri Casinos, Inc., and Isle of Capri Marquette, Inc.*

*              Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ISLE OF CAPRI CASINOS, INC.

Date: October 13, 2016	By:	/s/ Edmund L. Quatmann, Jr.
	Name:	Edmund L. Quatmann, Jr.
	Title:	Chief Legal Officer and Secretary